UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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CONMED CORPORATION

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Investor Update August 2014

Table of Contents
2
Executive Summary 3
CONMED Overview and Performance 6
CONMED Strengths and Opportunities 13
Exploration of Strategic Alternatives 17
Sweeping Changes Since the Last Annual Meeting 20
Voce Has No Strategy and No Interest in Engagement 24

4
5

6

Executive Summary 1

Executive Summary

CONMED is a Leader in Global Medical Technology for Orthopedic and General Surgery
Past performance in line to below consensus. New leadership recognizes the potential for meaningful improvement
CONMED Has Implemented Sweeping Governance Changes Since the Last Annual Meeting
Board and governance changes – process began in late 2012
Current slate is 60% new, independent, with right expertise and major shareholder representation
CONMED is Entering a New Era of Performance Focused Management
New Interim CEO: Curt Hartman, Former Interim CEO and CFO of Stryker Corporation
New Strategy: Execution and performance improvement
CONMED Has Explored Strategic Alternatives
Process Overview: Ran a comprehensive process on the basis of industry consolidation dynamics and input from several shareholders, contacted more than 40 potential buyers, including an exhaustive list of strategic and financial buyers
Utilized two well respected investment banks, Bank of America Merrill Lynch and Greenhill & Co.
Various alternatives available at that time did not adequately reflect the intrinsic value of the
Company or its future growth prospects
Voce Has No Strategy and No Interest in Engagement
Voce has provided no ideas outside of what CONMED is doing or has already done under the leadership of a conscientious, independent board
CONMED has attempted to work constructively with Voce to avoid a costly and disruptive proxy contest, including two attempts at settlement

Executive Summary

The CONMED Board has made sweeping changes since the last annual meeting that dramatically disrupted the “status quo” and put the Company on a path to deliver greater shareholder value
Nominated a slate of highly qualified, independent directors that is more than 60% new
Entering a new era of leadership following the departures of founding family members Joe
Corasanti and Eugene Corasanti, as well as long-tenured directors Bruce Daniels and Stuart
Schwartz
Appointed Curt Hartman as Interim Chief Executive Officer and formed an executive search committee to identify a permanent CEO
Implemented a number of other governance changes including the appointment of independent director Mark Tryniski as Chairman of the Board and the installation of new chairpersons for each of its Audit, Compensation and Corporate Governance and Nominating Committees
These proactive steps to implement change were set in motion in late 2012 with the retention of a search firm to identify new director candidates
With a thoroughly reconstituted governance structure, CONMED is ready to focus on proactive value creation
CONMED has implemented significant change and has the
right leaders at this time to focus on execution and deliver value to shareholders
Is more Board change warranted at CONMED at this time? No. And here’s why…

CONMED Overview and Performance 2

CONMED®

HALL® POWERED INSTRUMENTS

VCare®

CONMED®

CONMED™ LINVATEC

CONCEPT

CONMED Has a Leading Presence in
the Global Medical Technology Market

Note: Dollars in millions.
Company Overview
CONMED Brands
Key Business Categories
Global Presence
Founded in 1973 in Utica, NY, CONMED is a global medical technology organization with ~3,600 employees and sales across six continents
The company is a market  leader in many products across three primary categories: Orthopedic Surgery, General Surgery (includes GI, Pulmonary, and
Patient Monitoring),  and Surgical Visualization
Development of innovative products, acquisitions and a strong pipeline of new product introductions have contributed to a robust product portfolio
Direct sales to 17 countries and indirect sales to more than 100 countries
International revenue CAGR of nearly 6% between 2009 and 2013
Employees by Region Revenue by Region
Total Employees: 3,567 Total 2013A Revenue: $763
Orthopedic Surgery
General Surgery
GI, Pulmonary, and Patient Monitoring
Revenue by Category
Total 2013A Revenue: $763mm
Visualization
…And many more
Surgical instruments used to treat sports-related
injuries as well as devices used in the repair of
joint-related injuries
Devices and tools used in minimally invasive
surgical procedures, including single- and
multi-use tools
GI and Pulmonary surgical devices, ECG and
other patient monitoring systems
$66
9%
GI, Pulmonary
and Patient
Monitoring
$119
16%
Surgical Visualization
2-D and 3-D high definition camera systems for
use in minimally invasive surgery
US
2,334
65%
OUS
1,233
35%
US
$375
49%
OUS
$387
51%
Ortho
$410
54%
GS
$168
22%

CONMED Enjoys Strong Brand Recognition
and Has an Attractive Product Mix

Strong Brand Recognition
CONMED key brands are well known to physicians and purchasing managers
Hall is one of the most respected powered instruments brands in the market with over 50 years of use
Linvatec, which was acquired by CONMED in 1997, is a leading brand in arthroscopic surgery
CONMED is well known for its General Surgery products
Attractive Product Mix
Over 80% of CONMED total revenue is generated by single-use
disposable products
Approximately 95% of arthroscopic sports medicine products
are disposables
Powered Instruments revenue is ~50% disposable products
50% of CONMED products are designed for use in minimally
invasive surgery
Reduces costs while providing equivalent treatment and
outcomes
Linvatec – Sports Medicine Hall – Powered Instruments
CONMED – Advanced Energy CONMED - Video System
Selected Products

Strong, Broad Product Portfolio
Orthopedic Surgery and Surgical Visualization
Description Key Products
Sports Medicine
Devices for repair of soft tissue injuries in joints,
particularly the knee and shoulder; also includes revenue
from promoting allograft tissue use
Shoulder anchors
Bioabsorable, PEEK and metal screws
Meniscal repair devices
RF ablation devices
Resection shavers
Fluid management systems
MTF allograft tissue
Powered
Instruments
Surgical drills and saws and related blades powered by
battery, electricity, or pneumatic, used by orthopedic
surgeons or other specialists
Large bone, small bone, and specialty handpieces
Related single-use disposables
Surgical
Visualization
2-D and 3-D High Definition surgical visualization systems
to enable minimally invasive laparoscopic and arthroscopic
surgery
Cameras
Scopes
Camera controllers
Light sources
Insufflation devices and accessories
Image capture systems

General Surgery
Description Key Products
Advanced Energy
Devices using Radio Frequency (RF) energy to affect tissue by cutting, sealing or causing hemostasis in open or minimally
invasive procedures
Electrosurgical pencils, ground pads, generators and smoke
evacuation
Argon Beam coagulation
Vessel Sealing
A sub-category of Advanced Energy using a device to seal or
sever vessels using thermal energy
Tissue sealing devices
Endomechanical
Instruments for minimally invasive laparoscopic or
gynecological abdominal surgery
Trocars
Suction irrigation
Scissors and other handheld instruments
Probes
V-Care
Endocap fee-for-use program
GI & Pulmonary
Minimally invasive diagnostic and therapeutic products used by
Gastroenterologists and Pulmonologists in procedures which
require flexible endoscopy
Forceps, snares and retrieval nets
Scope management
Billiary stents
Hemostasis devices
Bronchoscopy devices
Advanced Patient
Monitoring
Single-use devices for monitoring cardiac activity, blood
oxygenation, and other patient care devices
EKG electrodes
Defribulation pads
Pulse oxymetry devices
Surgical suction devices
IV fluid management devices
Strong, Broad Product Portfolio (Cont’d)

58%
121%
121%
122%
0% 25% 50% 75% 100% 125%
Peer
Average
S&P 500
Russell
2000
CNMD
50%
79%
86%
88%
0% 20% 40% 60% 80% 100%
Peer
Average
CNMD
Russell
2000
S&P 500

CONMED Comparative Total
Shareholder Return
Last Three-Years Total
Shareholder Return
Last Five-Years Total
Shareholder Return
Source: FactSet as of 08/19/14.
(1) Peers include ARTC, IART, MASI, NUVA, TFX, THOR, TRNX, and WMGI.
(1)
(1)
Last One-Years Total
Shareholder Return
16%
19%
23%
23%
0% 5% 10% 15% 20% 25%
Russell
2000
Peer
Average
S&P 500
CNMD
(1)

4-Year CAGR: 2.4%

4-Year Adj. CAGR: 10.5%
% Margin

4-Year Adj. CAGR: 12.7%

4-Year Adj. CAGR: 18.0%

Revenue Adj. EBITDA (1) (2)
Adj. Income from Operations (1) Adj. EPS (1) (3)
Performance Has Been Improving
But We Are Committed to Doing Better
New leadership understands there is room for organic improvement and is committed to growing revenue and expanding margins to enhance performance
Note: Dollars in millions, except per share amounts.
2013 figures exclude the medical device tax. Unadjusted 2013 EBITDA, Income from Operations and EPS – which include the effect of the medical device tax – were $131m, $79m and
$1.81 per share, respectively.
Excludes stock-based compensation expense.
Includes stock-based compensation expense.
(1)
(2)
(3)
13.3%
14.7%
16.0%
17.4%
18.0%
$695
$714
$725
$767
$763
500
600
700
$800
2009 2010 2011 2012 2013
$1.00
$1.30
$1.50
$1.80
$1.94
0.00
0.50
1.00
1.50
2.00
$2.50
2009 2010 2011 2012 2013
$52
$62
$73
$82
$84
0
25
50
75
$100
2009 2010 2011 2012 2013
$92
$105
$116
$134 $137
0
25
50
75
100
125
$150
2009 2010 2011 2012 2013
30%
25%
5%
10%
15%
20%
0%

CONMED Strengths and Opportunities 3

CONMED is Entering a New Era of
Performance-Focused Management
Joseph Corasanti stepped down as Chief Executive Officer, President and a member of the Board of Directors on July 23, 2014
Search underway for a permanent Chief Executive Officer
Led by five independent directors
Curt Hartman appointed Interim Chief Executive Officer
More than 22 years of medical device industry experience to guide the new CONMED
Successful tenure at Stryker, a then $26 billion leading large-cap medical device company, as
Former Interim Chief Executive Officer and Chief Financial Officer
Extensive knowledge of medical device industry and track record of executive leadership that will help CONMED transition seamlessly
Led Stryker through tremendous strategic and operational change
For nine years, had full P&L responsibility and helped grow a global operating division in the orthopedic and minimally invasive device segments that serve many of the same markets in which CONMED competes today
Well regarded by sell-side community with positive feedback on Interim CEO appointment:
“We view Mr. Hartman as a seasoned operator and manager, whose experience and external perspective is likely to have a positive impact on the business…” – Matt Miksic, Sr. Research Analyst, Piper Jaffray,
July 2014

CONMED’s Strengths
Growing End-Markets
Sport Medicine: 5-6%; Power Surgical: 3-4%; Various General Surgery markets: 2-5%
Strong Brand Recognition with Leading Market Positions
Hall is one of the most respected powered instruments brands in the market with over 50 years in use
Linvatec is a leading brand in arthroscopic surgery
Leading market share position in rapidly growing global sports medicine market
Global Presence
Direct sales to 17 countries and indirect sales to more than 100 countries
International represented 51% of 2013 revenue with emerging markets ~11%
International revenue CAGR of nearly 6% between 2009 and 2013
Highly Recurring Revenue Base
Over 80% of CONMED total revenue is generated by single-use disposable products
Approximately 95% of arthroscopic sports medicine products are disposables
Powered Instruments revenue is ~50% disposable products

CONMED Plans to Capitalize on
Opportunities for Improvement

Opportunities The New CONMED’s Answers
Domestic Sales
Growth
Domestic sales have been declining for several
years
Underperforming the market and peers
Product development cycles have taken too long
Reevaluate commercial strategy and improve the
alignment of the US selling structure to better
reflect the needs of customers (measure progress
on a weekly, monthly, quarterly and annual basis)
Steer commercial and R&D leadership to focus on
clear expectations and accountability throughout
the innovation and development process
EBITDA Margins
While improved from the trough, EBITDA margins
are still well below the company’s historical levels
Trail industry peers
Evaluate SG&A expense and investments to
ensure allocation of resources to areas with the
highest returns for the Company and maximize
value for shareholders
Leverage recently consolidated manufacturing
footprint to drive margins
Accountability
and Performance
Culture
Company has not had a culture that sufficiently
emphasized accountability
Consistently missed revenue forecasts
Hold team accountable to metrics-driven
expectations
Deliver on commitments we establish for our
customers and shareholders
CONMED has many strong attributes on which to build as the reconstituted Board and management team focus on improved execution

Exploration of Strategic Alternatives 4

Exploration of Strategic Alternatives

As part of an initiative to maximize shareholder value, the CONMED Board, with the help of outside advisors, evaluated a range of strategic alternatives, including a sale of the
Company in parts or whole
The Company evaluated each alternative and, on the basis of industry consolidation and valuation dynamics and input from several shareholders, decided to move forward with the sale process
Financial advisors Bank of America Merrill Lynch and Greenhill & Co. conducted a formal auction process to solicit interest from a wide range of public and private device companies
More than 40 potential buyers were contacted, including an exhaustive list of strategic and financial buyers as well as all of the companies listed in Voce’s November 2013 letter
25 companies signed Non-Disclosure Agreements
Over the course of the six month sale process, potential buyers attended management presentations and had access to management, detailed financials, a formal dataroom and the opportunity for follow up diligence calls
CONMED delayed the 2014 annual meeting in order to maximize the potential outcome of the process

Exploration of Strategic Alternatives

The Board of Directors determined that the various strategic alternatives available at that time did not adequately reflect the intrinsic value of the
Company or its future growth prospects
The Board unanimously decided to terminate the process at that time and work with management to focus on better execution to grow revenues and expand margins
Following the conclusion of the process, CONMED’s Board and management team remain committed to creating value for all shareholders by all means available and will continue to take any actions that enable the Company to achieve this objective

Sweeping Changes Since the Last Annual Meeting 5

The CONMED Board Has Significantly
Reconstituted Itself Since the Last Annual Meeting

Departures
Joseph Corasanti resigned as
Chief Executive Officer,
President and Member of the
Board in July 2014
Eugene
Corasanti,
CONMED’s
founder, retired in July 2014
from the Board and the
Company
Longstanding members Bruce
Daniels
and Stuart Schwartz
will retire at the upcoming
Annual Meeting on
September 10, 2014
Additions
Brian Concannon (Chief Executive Officer and a
member of the Board of Haemonetics Corporation
(NYSE: HAE)) joined the Board in July 2013
Dirk Kuyper (President and Chief Executive Officer of
Illuminoss Medical) joined the Board in July 2013
Curt Hartman (formerly Interim Chief Executive Officer
and CFO of Stryker Corporation (NYSE: SYK)) joined the
Board in March 2014
Jerome Lande (Managing Partner of Coppersmith
Capital – owns 6% of CONMED) joined the Board in
March 2014
Charles Farkas (Senior Partner at Bain & Company
and the former North American Head of Bain’s healthcare
practice) joined the Board in July 2014
CONMED’s eight member slate is comprised of 60% new directors, with five members added since the last annual meeting
The CONMED Board implemented changes in consultation with some of the
Company’s largest shareholders as a result of a process that began in late 2012

Implemented Additional Meaningful
Corporate Governance Changes
Appointed independent director, Mark Tryniski, as Chairman of the Board in March 2014
Formed an executive search committee comprised of five independent directors, including three new directors, to identify a permanent CEO
Installed new chairpersons for each of the Company’s Audit, Compensation and
Corporate Governance and Nominating Committees
Populated Committees with new directors possessing appropriate skills
Instituted a tenure policy requiring director retirement after 15 years service, tracking best practices, to preserve independence of Board
Board regularly considers director candidates who it believes will add necessary experience and skill sets to the Board
CONMED’s eight highly qualified director nominees, seven of whom are independent, have been unanimous in driving these meaningful governance changes

CONMED’s Current Board: Engaged,
Experienced, and Highly Qualified
CONMED’s Board members have public company CEO experience, including from the medical device and orthopedic industry, and expertise in management, corporate governance, consulting and investing as well as major shareholder representation
Brian Concannon
President and CEO of
medical device company
Haemonetics Corporation
(NYSE: HAE)
Director since July 2013
Charles Farkas
Senior Partner at Bain &
Company, Former North
American Head of Bain’s
Healthcare practice
Director since August 2014
Jo Ann Golden
Certified Public Accountant
and retired Managing
Partner of the New Hartford
NY office of Dermody
Burke and Brown
Former President of NY
State Society of CPAs and
member of the governing
Council of the American
Institute of CPAs (“AICPA”)
Director since May 2003
Curt Hartman
Former Interim CEO and
CFO of Stryker Corporation
(NYSE: SYK)
CONMED Interim CEO
Over 22 years of medical
device industry experience
Led Stryker through
tremendous strategic and
organizational change
Director since March 2014
Dirk Kuyper
President and CEO of
medical device company,
Illuminoss Medical Inc.
Former President and CEO
of Alphatex Spine
(NASDAQ: ATEC)
Director since July 2013
Jerome Lande
Managing Partner of
Coppersmith Capital,
CONMED’s fourth largest
shareholder
Highly regarded activist
investor with 16 year
successful track record
Director since March 2014
Stephen Mandia
President of Mandia
International Trading Corp
Current Chairman and
former CEO of Sovena USA
Former Chairman of North
American Olive Oil
Association (represents
95% of  $1.5B industry)
Director since July 2002
Mark Tryniski
President and CEO of
Community Bank System
Inc. (NYSE: CBU)
Named Chairman of
CONMED Board in March
2014
Former Lead Independent
Director
Director since May 2007

Voce Has No Strategy and No Interest in Engagement 6

CONMED Has Attempted to Work
Constructively with Voce
CONMED has attempted to engage in constructive discussions with Voce over the past 12 months to better understand its views and explain the changes we have made
Despite these significant changes and CONMED’s efforts over the last five months to reach a mutually agreeable resolution through a settlement offer, Voce chose to pursue a costly and distracting proxy contest
Recognizing that the potential sale of CONMED had greater likelihood of success if not encumbered by an unnecessary public fight with a shareholder, five months ago CONMED offered settlement negotiations to Voce
Voce refused to engage in those negotiations, even on a confidential basis
Voce outside counsel advised that engaging would not be a good use of time citing the likelihood of having any productive discussions as “pretty low”
Following conclusion of the strategic alternatives process, sweeping changes to the
Board, a change in Chief Executive Officer and the exit of the Company’s founding leadership, the CONMED Board again reached out to Voce with an offer to add one of its nominees to the Board
Voce again refused, and indicated a proxy contest would be forthcoming

Voce’s Interests are NOT Aligned
with ALL CONMED Shareholders
X Voce owns less than 0.5% of the Company’s outstanding common stock and is seeking three seats on the board, or 37.5%, which is grossly disproportionate to its ownership stake
Of note, Coppersmith received two Board seats with 6.0% ownership
X Voce has neither articulated a plan nor offered any constructive ideas to create value for all CONMED shareholders that have not already been considered or implemented
Voce’s nominees would not enhance the current strengths of the Board and do not address CONMED’s contemplated areas for improvement
X Voce continues to ignore the important changes we have made and instead focuses on criticizing past actions, processes and departed personnel
X Voce’s proxy contest can no longer credibly be claimed to be about exploration of strategic alternatives, Board composition, management performance, shareholder representation or entrenchment of CONMED’s founders
Voce’s actions make it clear that Voce is only interested in pursuing its self-serving agenda, irrespective of the cost to all other CONMED shareholders

Conclusion
CONMED’s Board is new, independent and accountable to shareholders
Significant additional corporate governance changes have been made since the last annual meeting
CONMED’s director nominees have diverse and proven leadership experience with investor, medical device and orthopedic industry, financial and corporate governance backgrounds
CONMED’s new leadership is focused on improving operating performance to create additional value for shareholders over the short and long term
CONMED recently conducted a thorough exploration of strategic alternatives
CONMED has attempted to work constructively with Voce to avoid a costly and disruptive proxy contest
Voce has no strategy and no interest in engagement

28 Vote the GOLD Proxy Card Today The Board unanimously recommends that shareholders vote FOR ALL of CONMED’s experienced and highly qualified director nominees

Forward Looking Statements and
Additional Information
Forward Looking Information
This presentation contains forward-looking statements based on certain assumptions and contingencies that involve risks and uncertainties. The forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and relate to the Company’s performance on a going-forward basis. The forward-looking statements in this presentation involve risks and uncertainties which could cause actual results, performance or trends, to differ materially from those expressed in the forward-looking statements herein or in previous disclosures. The Company believes that all forward-looking statements made by it have a reasonable basis, but there can be no assurance that management’s expectations, beliefs or projections as expressed in the forward-looking statements will actually occur or prove to be correct. In addition to general industry and economic conditions, factors that could cause actual results to differ materially from those discussed in the forward-looking statements in this presentation include, but are not limited to: (i) the failure of any one or more of the assumptions stated above, to prove to be correct; (ii) the risks relating to forward-looking statements discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013; (iii) cyclical purchasing patterns from customers, end-users and dealers; (iv) timely release of new products, and acceptance of such new products by the market; (v) the introduction of new products by competitors and other competitive responses; (vi) the possibility that any new acquisition or other transaction may require the Company to reconsider its financial assumptions and goals/targets; (vii) increasing costs for raw material, transportation or litigation; and/or (viii) the Company’s ability to devise and execute strategies to respond to market conditions.
Important Additional Information and Where to Find It
The Company has filed a proxy statement on Schedule 14A and other relevant documents with the Securities and Exchange Commission (“SEC”) in connection with the solicitation of proxies for its 2014 Annual Meeting of Shareholders or any adjournment or postponement thereof (the “2014 Annual Meeting”) and has mailed the definitive proxy statement and a proxy card to each shareholder of record entitled to vote at the 2014 Annual Meeting. SHAREHOLDERS ARE STRONGLY
ADVISED TO READ THE COMPANY’S 2014 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER
DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the 2014 proxy statement, any amendments or supplements to the proxy statement and other documents that the Company files with the SEC from the
SEC’s website at www.sec.gov or the Company’s website at www.conmed.com in the “Investors” section as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.
Certain Information Regarding Participants in Solicitation
The Company, its directors, its executive officers and its nominees for election as directors may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company’s 2014 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the Company’s 2014 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s shareholders generally, is set forth in the Company’s definitive proxy statement for the 2014 Annual Meeting and other relevant documents filed with the SEC.